Rule 497(d)


                                    FT 5546
                 Select DSIP Portfolio, 3rd Quarter 2015 Series

                          Supplement to the Prospectus


       Notwithstanding anything to the contrary in the Prospectus, the Portfolio supervision, bookkeeping, administrative, evaluation and FTPS Unit servicing fees Amount per Unit has been revised to $.0080.


July 30, 2015